                                                           EXHIBIT 10.12



Dated this 9th day of  January, 1997


An
Assembly/Final Test
Subcontract Agreement


Between


This Subcontractor whose name and address are stated in Section Two of the first schedule


and


National Semiconductor International, Inc., & Affiliates whose business registration address is stated in Section Three of the first schedule

THIS AGREEMENT is made the day and year stated in Section One of the First Schedule hereto between:

1. The Subcontractor whose name and address are set out in Section Two of the First Schedule (hereafter called the "Assembler") of one part,

And

2. National Semiconductor International, Inc., & Affiliates (or "NSIL" with its name and address set out in Section Three of the First Schedule (hereafter called "National") of the other part.

Whereas:

1. National is engaged in the business of designing, manufacturing and marketing semiconductor devices.

2. Assembler is engaged in the business of manufacturing various electronic components and semiconductor devices.

3. This assembly agreement is applicable only to the list of packages referenced in Section One and Two of the Second Schedule.

4. The parties mutually desire that the Assembler assemble certain integrated circuits designed by National subject to the terms and conditions below.

5. The parties also mutually desire that the Assembler provide final test service on devices listed in the Second Schedule, Section One.

NOW, THEREFORE, the parties hereto agree as follows:

1.   SCOPE OF WORK

a) Assembler shall perform certain semiconductor assembly and final test work for National. The semiconductor devices (hereafter the "Devices") shall be assembled and/or tested in a good and workmanlike manner in accordance with Assembler's standard specifications and National's specific specifications.

b) Notwithstanding anything contained herein to the contrary, National reserves the right to engage any other subcontractor to perform any assembly and/or final test work on a per need basis. This agreement shall in no way be interpreted or construed to be an exclusive dealing with the Assembler.

2.   TERMS

The term of this Agreement is as stipulated in Section Four of the First Schedule. National will notify Assembler in writing ninety (90) days prior to the expiration of this Agreement whether or not it desires to renew this Agreement. Should National desire such a renewal, then both parties will enter into a good faith negotiation regarding the same. Failure by National to provide such notice to Assembler shall be deemed to be notice by National that it does not desire to renew this Agreement. If Assembler is not notified 90 days prior to the expiration of this Agreement, then Assembler should make reasonable effort to begin a dialogue with National concerning the plans of both parties.

3.   MATERIALS/FACILITIES

a) Assembler shall supply all materials related to the assembly except for the items listed in Section Five of the First Schedule.

b) Assembler shall ensure that all materials and assembly processes used to assemble National's Devices are free of ODC's (Ozone Depleting Chemicals).

c) Assemblers shall be responsible for supplying the assembly and final test facilities and all equipment (unless otherwise set forth in this Agreement) and personnel necessary to perform assembly and/or test work contemplated hereunder. Unless Assembler has received National's prior written consent otherwise, all assembly and/or test work shall be performed at the facility specified in Section Two of the First Schedule

d) National agrees to accept the liability for any unique raw materials that the Assembler has purchased for National's Devices, if unused, provided that the Assembler has purchased this inventory using National's 8 period rolling forecast and used reasonable lead time provided by the vendor. Any excess to this amount is the responsibility of the Assembler.

4.   ASSEMBLY PLAN

a) For information and planning purposes, National will provide Assembler with an eight (8) period rolling forecast (hereafter the "Forecast") with quantities by package type per Section One of the Second Schedule.

b) A new Forecast shall be due during the last week of each period (National's fiscal year calendar) and Assembler shall respond to the Forecast with a one hundred percent (100%) firm assembly commitment for the first period within five
(5) working days as long as the immediate period forecast is not higher than that committed in the previous period.

c) Based on the Forecast provided by National, Assembler shall ensure that the proportionate weekly capacity is available to enable linear loading of National's orders. National shall make reasonable effort to ensure linear loading to the Assembler.

d) If Assembler starts factory program material more than thirty (30) days ahead of customers request data, then the Assembly assumes liability for the total value of the product unless the starts are authorized by National.

5.   PRICES

a) The prices to be paid by National for devices assembled and/or tested pursuant to this agreement shall be mutually agreed to by both Assembler and National. A Pricing Agreement shall be documented noting effectivity date, and signed by representatives of both the Assembler and National. A Pricing Agreement shall be incorporated in this agreement as Section Two, Second Schedule, and will be expressed in U.S. Dollars. Prices shall be negotiated on an annual basis, as a minimum. Updates on a quarterly basis shall be permitted when mutually agreed upon between Assembler and National. Yields used in determining the pricing shall be reviewed on an annual basis, as a minimum.

b) All prices are to be expressed in terms of unit pricing that include all the materials supplied by the Assembler unless otherwise specified. Pricing shall reflect whether product is to be standard packed in tubes or packed utilizing tape and reel. Exceptions will be paid via SRF (Service Request Form).

c) Unit pricing that is reduced contingent on specific minimum volumes shall be documented on the Pricing Agreement. Failure by National to meet the minimum quantity volumes required shall result in a quarterly penalty payment. Penalty payment shall be calculated as in the example provided below:

Volume Price Break  500KU per week
Actual Volume Load  400KU per week
Penalty Payment 1.3MU times (base price less volume price).

d) Prices agreed to be both Assembler and National shall be effective throughout the term of this contract except as updated quarterly by mutual agreement between the Assembler and National. Any cost improvement or steps taken by National to reduce the existing price shall be incorporated into the Pricing Agreement in the quarter immediately following the identification and acceptance of reduction by the Assembler. Any cost reduction generated by the Assembler through improved utilization or efficiency of equipment and/or operators being employed shall benefit the Assembler exclusively until the next contractual pricing agreement is incorporated.

e) New products introduced by National for the Assembler to assembled and/or final test shall be priced through mutual agreement between National and Assembler. Pricing of new products shall follow the format mutually agreed to in the Pricing Agreement by both Assembler and National.

6.   PAYMENT TERMS

a) Payment to Assembler by National shall be made on a Net Thirty (30) Days basis from the date of invoice, if not specified otherwise in Section Three of the Second Schedule.

b) All payments shall be made in United States dollars (US$) unless specified otherwise in Section Three of the Second Schedule.

c) Assembler shall purchase die from National at those prices defined by the Transfer Price File while the Assembler remains on buy-sell agreement with National. Invoices for said die shall be due and payable by Assembler on a Net Thirty (30) Days basis and paid in United States dollars.

7.   TURNAROUND TIME

a) Assembler shall use its best efforts to ship Devices (assembly only or assembly and test) in the turnaround times indicated below:

Assembly  Assembly and Test
50%  4.0 Days  8.0 Days
98%  8.0 Days  15.0 Days

b) The Turnaround Time shall mean the elapsed number of calendar days from the date of the Die or assembled unit shipment arrives at the Airport of Assembler's manufacturing location, or date the die is requested to be built, whichever is later, and the date assembled and/or tested Devices are shipped out of the same Airport. Turnaround Time shall include Sundays and Holidays at Assembler's location.

8.   YIELD

a) Assembler shall use its best efforts to meet the Assembly/Test Yields defined in Section Four of the Second Schedule.

b) Assembly yield shall be measured by acceptable assembled Devices shipped versus the number of good die the Assembler received and shall be assessed over a thirty (30) day time period on a per package and per lead count basis. Should the yield performance fall five percent (5%) below that specified in Section Four of the Second Schedule, Assembler shall submit a specific explanation to National for review and the cost of indemnification shall be mutually determined and agreed upon between National and Assembler on a case to case basis, unless otherwise specified in Section Four of the Second Schedule.

c) Should the yield performance fall below minimum contracts yield that is specified in Section Four of the Second Schedule on a lot to lot basis, Assembler shall notify National immediately. A specific explanation in the standard report format shall be submitted to National for review within the next seven (7) days.

d) For assembly of untested Devices only, National will perform "First Test" testing on the Devices received from the Assembler at National's test location and will report the test results to Assembler on a weekly basis, or as and when the need arises, to assist Assembler in monitoring its assembly performance.

e) Assembler shall calculate yield variance as defined by Attachment A of the Second Schedule Section Four every period (per National Fiscal Year Calendar). Yields may be adjusted each quarter if mutually agreed to by both Assembler and National. A reclaim process shall be implemented by Assembler to reduce the amount of negative variance claimed against National for E2PROM products. The reclaim procedure shall be as defined in Attachment B of the Second Schedule Section Four attached herein.

f) Yield variance claims by the Assembler shall be defined in Section Four of the Second, Attachment A and are subject to the concurrence and approval of National.

g) National reserves the right to reprocess finished goods in an effort to maximum utilization of its inventories. Procedures and pricing of reprocessed materials is defined in the Second Schedule Section Four, under Attachment C. Freight costs to be incurred by NSC.

h) National shall have the right to terminate this Agreement should Assembler be unable to meet agreed upon yield levels within ninety (90) days of notification from National.

9.   PROVISION OF DIE

a) National shall sell die and/or assembled units to Assembler for assembly and/or test work as long as Assembler remains on buy-sell agreement with National.

b) Assembler shall not use uncommitted die for assembly prior to receiving specific loading instructions from National or its designated receiving location.

10.  SHIPMENT

a) All shipments or die and material from National to assembler will be under FOB term as long as Assembler remains on buy-sell agreement with National. National agrees to be invoiced for and pay the freight costs incurred by Assembler for any die, consigned equipment or material provided by National Singapore location.

b) All shipments of assembled and/or tested Devices from Assembler to a National location specified in Section 5 of the Second Schedule will be on FOB term. If Assembler is paying freight on behalf of National then manual billing should be done on a monthly basis.

c) Assembly is required to use the freight forwarder specified by National for shipment of assembled Devices. Assembler shall ensure that all export controls and licenses are in place between Assembler's location and National's regional warehouses and shipments made directly to National's customers per National's instructions.

11.  ACCEPTANCE

a) National's acceptance or rejection of assembled and/or tested Devices shall be based on the Specifications. National shall have the right to reject isolated lots or groups of lots assembled and/or tested Devices at its incoming or designated receiving location.

b) National will notify Assembler of any rejection that exceeds AOL Limits per Specifications and reject samples shall be promptly shipped to Assembler for verification upon Assembler's request.

c) Assembler shall have fourteen (14) days to reply to National's notification and upon agreeing that the rejection is caused by assembly workmanship deficiency, the rejected lots, if reworkable, shall be returned to Assembler for rework and Assembler will pay all associated freight costs. If rejected lots are non-reworkable, National is entitled to a minimum, to debit Assembler's account the dollar amount in the Assembler's original invoice for the defective assembled Devices, unless otherwise specified in Section Four of the Second Schedule.

d) National shall have the right, at its expense, to employ one or more inspectors, or professional or technical personnel or its designees, with access to Assembler's facility to inspect the processes, materials and National's Devices and to perform quality audit. The Quality Inspector is authorized to shutdown, in his or her sole reasonable discretion, the Assembler's manufacturing activities for National, upon discovering any discrepancies against the Specifications.

12.  CHANGE OF SPECIFICATIONS

a) Assembler shall advise National in writing at least fourteen (14) days prior to making any proposed changes with respect to direct materials, suppliers, manufacturing processes and/or assembly location. National reserves the right in its absolute discretion to accept or reject such proposed changes. Upon obtaining the conceptual acceptance of the proposed changes from National, Assembler shall perform and provide the relevant reliability data and/or built qualification lots per National's requests at Assembler's expense. Proposed changes shall be implemented on a cut-off date mutually determined by both parties upon obtaining final approval from National.

b) Assembler agrees to use its best efforts to implement all reasonable proposals for improvement of specifications suggested by National.

c) Assembler shall use its best efforts to participate in quality and yield enhancement programs as suggested by National.

d) Assembler shall not be required to implement any change where the cost is shown to exceed the benefit anticipated unless mutually agreed to by both parties.

13.  MANUFACTURING DATA

a) Assembler shall provide National the manufacturing data deemed necessary as agreed to between Assembler and National. It shall include the amount at die and package level of Assembler's diebank, WIP, and stagnant inventories. Assembler shall be able to provide National on a weekly basis, a summary of shipping activity and die receipts. Assembler shall also provide National weekly reports regarding assembly and test yields, as well as cycletimes for both assembly only and assembled/tested products at the package level. Assembler shall provide National with any other information National reasonably requests. The format for stated data shall be as mutually determined between Assembler and National.

b) Wherever possible, Assembler agrees to allow National to establish a computer-link with the Assembler's computer system to enable quick access to data related to National's Devices only.

14.  MANUFACTURING LOT

a) Assembler shall ensure that no manufacturing lot shall consist of more than one die lot. At Assembler's discretion, large die lots can be broken down into smaller manufacturing lots.

b) Assembler shall assign a unique manufacturing lot number to each assembly lot to maintain traceability. The lot number shall appear on the Lot Traveler together with National's Device code.

15.  REJECTED DIE & REJECTED ASSEMBLED UNITS

National may at its discretion, request all rejected die and rejected assembled and/or tested Devices be returned by the Assembler, or otherwise to be destroyed by the Assembler. Such destruction, if desired, shall be witnessed by National personnel or alternatively, National may request the Assembler to issue a letter of assurance to that effect. National shall pay for freight for such returns.

16.  U.S. EXPORT/IMPORT LAWS

Assembler shall comply with all applicable U.S. Import and Export Laws and Regulations. Assembler shall meet such requirements, like Country of Origin marking on each marking on each package as requested by National, in order to ensure full compliance with such Laws. The provisions of this Section 16 shall survive the termination of this Agreement and continue indefinitely.

17.  WARRANTY

a) The assembled and/or tested Devices sold by Assembler to National shall be in good condition, free of defects in material and workmanship (except with regard to die supplied by National to which Assembler warrants only workmanship) for a period of twelve (12) months after the date of acceptance by National.

b) In the event of assembled and/or tested Device failure proven (by way of failure analysis) to have been caused by defects in workmanship, Assembler shall issue credit for at a minimum, the dollars amount of the assemblers original invoice of the relevant Devices to National, or assemble similar Devices for National at no charge.

c) Assembler shall have no obligation under any warranty set forth above in the event that the Devices have failed as a result of normal wear and tear, catastrophe or fault or negligence of National or its customers;

     the Devices have been modified by National or its customers in a way which affects the performance of the Devices;

     the Devices have not been stored, maintained, or used by National or its customers in accordance with National's standard operating and/or maintenance instructions.

18.  INSURANCE

National will be responsible for insurance coverage for all consigned materials and equipment in-transmit to Assembler and in-house with Assembler.

19.  INDEMNIFICATION

a) National shall at its cost and expense defend any claim or action brought against the Assembler based upon a claim that any Device assembled hereunder by Assembler for National in accordance with the National's specifications, infringes any U.S., Japanese, or European Union patent, copyright, trade secret or other intellectual property right, and National will pay any settlements entered into on behalf of, or damages awarded against Assembler, provided that National is given full control of such defense and settlement, Assembler provides all reasonable assistance in connection therewith as requested by National, at National's cost and expense and Assembler provides written notice to National within a reasonable time after becoming aware of such claim or action.

20.  TERMINATION

a) Either party may terminate this Agreement by giving notice in writing to the other party in the event the other party is in material breach of this Agreement and shall have failed to cure such breach within thirty (30) days of written notice thereof from the first party.

b) Either party may terminate this Agreement at any time by giving notice in writing to the other party, which notice shall be effective upon dispatch, should the other party file a petition of any type as to its bankruptcy, be declared bankrupt, become insolvent, make an assignment for the benefit of creditors, go into liquidation or receivership or otherwise lose legal control of its business.

c) Either party may terminate this Agreement by giving notice in writing to the other party should an event of Force Majeure continue for more than thirty
(30) days.

d) Termination of this Agreement shall not release either party from the obligation to make payment of all amounts then due and payable.

e) In the event of termination, Assembler shall return all die at contract price, materials, equipment and technical documents National has previously provided to Assembler. National shall also buy back all work-in-progress (WIP) at Assembler's cost and all assembled and tested Devices in Assembler's stock at contract pricing, provided these WIP and devices are assembled in accordance with the Specifications.

21.  ENTIRE AGREEMENT

a) The Schedules referred to and attached to this Agreement are hereby incorporated and by this reference made a part hereof. This Agreement, and the Schedules hereto, embody the entire understanding of the parties as it relates to the subject matter hereof.

b) The relevant sections of the Schedules, whenever necessary, shall be updated to include any changes and additional new business plans agreed between the parties. The revised Schedules signed by the duly authorized officers of the respective parties, shall become the addendum of the original Schedules and by this reference made a part hereof.

c) This Agreement supersedes any prior agreements or understanding between the parties with respect to such subject matter.

d) No amendment or modification of this Agreement shall be valid and binding upon the parties unless signed by the duly authorized officers or representatives of the respective parties.

22.  WAIVER

Should any party fail to enforce any provision of this Agreement or to exercise or waive any right in respect hereto, such failure or waiver shall not be constructed as constituting a waiver or a continuing waiver of its rights to enforce such provisions or right or any other provision or right.

23.  AGENCY

a) The relationship of the parties under this Agreement shall be as independent contractors.

b) Nothing contained herein or done in pursuance of this Agreement shall constitute the parties as entering upon a joint venture or partnership, or shall constitute either party being an employee of the other party for, any purpose or in any sense whatsoever.

24.  INVALIDITY

If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent. In the event of such partial invalidity, the parties shall seek in good faith to agree on replacing any such legally invalid provision with provisions which in effect will, from an economic viewpoint, most nearly or fairly approach the effect of the invalid provision.

25.  COUNTERPARTS

This agreement may be executed simultaneously in several duplicate originals in the English Language, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

26.  JURISDICTION

The Agreement shall be governed by, and interpreted and construed in accordance with the Laws of the Country specified in Section Three of the First Schedule, where the relevant National Location or Product Division resides.

27.  CONFIDENTIALITY

a) For the purposes of this Agreement, "Confidential Information" shall mean all proprietary information relating to the subject matter of this Agreement which is disclosed by one of the parties to the other in written, graphic and/or computer data form and originally designated in writing by the disclosing party as "Confidentiality Information" or by words of similar import, or if disclosed orally is designated as "Confidential Information" at such time and is summarized and confirmed in writing within thirty (30) days after oral disclosure that such orally disclosed information is "Confidential Information."

b) Each party acknowledges and agrees that all Confidential Information identified as such is confidential or proprietary to the disclosing party. Each party agrees not to use any such Confidential Information during the term of the Agreement and for an additional period of three (3) years for any purpose other than as permitted or required for performance by such party hereunder. Each party further agrees not to disclose or provide any such Confidential Information to any third party and to take all necessary measures to prevent such disclosure using the same standard of care it normally uses in protecting its own trade secrets and proprietary information.

c) Notwithstanding any other provision of this Agreement, no information received by a party hereunder shall be Confidential Information is said information is:

     published or otherwise made available to the public other than by a breach of this Agreement;

     furnished to a party by an independent third party without restriction on its dissemination;

     approved for release in writing by the party designating said information as Confidential Information;

     known to or independently developed by the party receiving Confidential Information hereunder who have had no access to the said Confidential Information;

     disclosed to a third party by the party transferring said information hereunder without restricting its subsequent disclosure and use by the third party

d) Disclosure of any Confidential Information by a party hereto shall not be precluded if such disclosure is in response to a valid order of a court or other government body, provided that the receiving party promptly notifies the other party of such order and makes a good faith effort, at the expense of the party which originally disclosed the information, to obtain a protective order requiring the Confidential Information so disclosed be kept in confidence and used only for the purpose for which such order was issued.

28.  ARBITRATION

This Agreement shall be concluded in the United States and governed by, and construed in accordance with, the laws of the United States.

The Parties shall use their best efforts to settle by way of amicable negotiations any differences which may occur between them in connection with this Agreement. If the Parties fail to reach such an amicable settlement, either party may submit such differences to arbitration, which shall have sole jurisdiction and shall take place in accordance with the following minimum set of rules;

a)   The rules of the International Chamber of Commerce (ICC) shall apply.

b) The arbitration shall be held by a single arbitrator mutually acceptable to both Parties. If the Parties cannot agree on a single arbitrator, each Party shall identify one independent individual who shall meet to appoint a single arbitrator.

c) The decision of the arbitrator shall be considered as a final and binding resolution of the disagreement and may be entered as judgment in any court of competent jurisdiction.

d) arbitrator shall be considered as a final and binding resolution of the disagreement and may be entered as judgment in any court of competent jurisdiction.

d)   The arbitration shall be held in San Francisco, California, U.S.A.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day, month and year first above written.


SIGNED by the said Assembler:           In the presence of:


/s/                                     /s/
   --------------------------              ---------------------------

Name:Dr. Thakol Nunthirapkorn           Name: Mr. Somkuan Uswachoke

Title: Chief Financial Officer          Title: Chief Executive Officer

Date: February 26, 1997                 Date: February 26, 1997


SIGNED by                               In the presence of:

National Semiconductor International, Inc.

/s/                                     /s/
   --------------------------              ---------------------------
Name:  John M. Clark III                Name: Patricia H. McCall

Title: Secretary of NSIL                Title: Senior Corporate Counsel

Date:  February 26, 1997                Date: February 26, 1997


Assembler's Initial:  _________         National's Initial:  _________

                                 FIRST SCHEDULE

--------------------------------------------------------------------------------
SECTION ONE:  DAY/MONTH/YEAR OF THIS AGREEMENT
--------------------------------------------------------------------------------

                           25th day of November, 1996

--------------------------------------------------------------------------------
SECTION TWO:  NAME AND DESCRIPTION OF THE ASSEMBLER
--------------------------------------------------------------------------------

Facility Name:           NS Electronics Bangkok (1993) LTD.

Address:                 40/10 Sukhumvit Road
                         Soi Sukhumvit 105, Bangna
                         Prakanong, Bangkok, 10260

Country:                 Thailand

--------------------------------------------------------------------------------
SECTION THREE:  NATONAL SEMICONDUCTOR INTERNATIONAL, INC. & AFFILIATE
--------------------------------------------------------------------------------

Location Name:           National Semiconductor International, Inc.

Address:                 2900 Semiconductor Drive
                         Santa Clara
                         California  95052

Country:                 U.S.A.

--------------------------------------------------------------------------------
SECTION FOUR:  TERM OF AGREEMENT
--------------------------------------------------------------------------------

Effective Date:  November 25, 1996           Expiration Date:  November 23, 1997

--------------------------------------------------------------------------------
SECTION FIVE:  MATERIALS/EQUIPMENT COSIGNED BY NATIONAL
--------------------------------------------------------------------------------

See Attachment A for list of equipment owned by NSC.

--------------------------------------------------------------------------------

                                  ATTACHMENT A

                             EQUIPMENT OWNED BY NSC*


          Equipment                                        Tag #

         Tritemp SN1                                      1547523

         Tritemp SN2                                      1547592

         Tritemp SN3                                      1547593

         Tritemp SN4                                      1547618

         Tritemp SN5                                      1547619

         Tritemp SN6                                      1550853

        Tritemp SN14                                      1550333

        Tritemp SN17                                      1555774

        Tritemp SN18                                      1555776

  Tritemp Bench Tester SN1                                1547594

  Tritemp Bench Tester SN2                                1547595

Tritemp Bench Tester SN2 SPI                              1550905

      Memex Testers (5)

           Memex 1                                         78257

           Memex 2                                         78256

           Memex 3                                         82466

           Memex 4                                         82467

           Memex 5                                         82468


                            *As of November 25, 1996

                                 SECOND SCHEDULE

--------------------------------------------------------------------------------
SECTION ONE:  VOLUME FORECAST
--------------------------------------------------------------------------------

Assembly

     8 Period Rolling Assembly Forecast That Is Submitted Each Period
          SOIC
          MDIP
          PLCC
          TSOP
          TSSOP
          CERDIP

Final Test

     8 Period Rolling Packout Forecast That is Submitted Each Period

--------------------------------------------------------------------------------
SECTION TWO:  PRICES
--------------------------------------------------------------------------------

     Per attached Pricing Agreement. Refer to Transfer Price File for Die costs.

     Equipment Efficiency Assumed:

     Tester + Handler                                       Machine Efficiency %
     ----------------                                       --------------------

Tritemp                                                             85%
Data I/O                                                            85%
Q2/52          +Aetrium5050F and 5050T                              85%
Q2/52          +MCT36xx and Symtek                                  85%
Q2/62          +Deltaflex                                           85%
S90            +Deltaflex                                           80%
S90            +MCT46xx, MCT86xx and MCT36xx                        80%
Xincom         +MCT46xx and MCT36xx                                 85%
Mcm-Ex                                                              85%
OS Test                                                             85%
V800, M2000                                                         85%
NID, WEB                                                            85%
Burn in Oven, Bake Oven                                             85%
Lead Inspection                                                     85%
ThR Machine                                                         85%
Mark Machine                                                        85%
Vacuum Seal                                                         85%
Note:  Cold test M/C efficiency 5% less

--------------------------------------------------------------------------------
SECTION THREE:  TERMS OF PAYMENT
--------------------------------------------------------------------------------

Payment Term

Net 30, payable in United States Dollars
--------------------------------------------------------------------------------

     Assembler's Initial:  ________     National's Initial:  ________

                                 SECOND SCHEDULE

--------------------------------------------------------------------------------
SECTION THREE:  TURNAROUND TIME
--------------------------------------------------------------------------------

Assembly & Final Test

     50% = 7.0 Days
     98% = 15.0 Days

--------------------------------------------------------------------------------
SECTION FOUR:  YIELDS
--------------------------------------------------------------------------------

Standard Yields

Assembly Cum Yield:                       Assembly CUM Yield is to be
--------------------------------------------------------------------------------
          PDIP 8LD             99.30%         CDIP 24LD            98.00%
--------------------------------------------------------------------------------
          PDIP 18 LD           98.00%         CDIP 28ld            98.00%
--------------------------------------------------------------------------------
          PDIP 28 LD           98.00%         CDIP 32LD            98.00%
--------------------------------------------------------------------------------
          SOIC 8LD             99.30%         CDIP 40LD            98.00%
--------------------------------------------------------------------------------
          SOIC 14LD            99.30%         TSSOP 8LD            98.00%
--------------------------------------------------------------------------------
          PLCC 32LD            99.00%         TSOP 32LD            98.00%
--------------------------------------------------------------------------------
          TQFP 48LD            98.00%         NMDIP 32LD           98.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Test Yield:              Per Pricing Agreement

Final Test Yield:        Per Pricing Agreement

                             See Attachment A, B & C
--------------------------------------------------------------------------------
SECTION FIVE:  SHIPMENT SENT TO
--------------------------------------------------------------------------------

1)   Products:
     Attention of:
     Company Name:
     Address:
     Phone/Fax Contact Numbers:

2)   Products:
     Attention of:
     Company Name:
     Address:
     Phone/Fax Contact Numbers:
--------------------------------------------------------------------------------
SECTION SIX:  MANUFACTURING DATA
--------------------------------------------------------------------------------

As mutually agreed between Assembler and National and detailed in Clause 13.
--------------------------------------------------------------------------------

     Assembler's Initial:  ________     National's Initial:  ________

                                  Attachment A
                       of Section Four or Second Schedule

--------------------------------------------------------------------------------
                     Yield Variance Computation Methodology
                              (refer to Clause SE)

1.   Yield Variance shall be computed by Process Flow by NSPN.

2.   Engineering Database System shall be used for Yield Variance computation.

3.   Yield Variance shall be calculated on prime processing (B Type) Only.

4.   The Formula for Yield Variance calculation are as follows:

     a)   Yield Variance in favor of    (1/"Actual Yield" - 1/Contract Yield) X
          Assembler =                   "Pack-Out Qty"
                                        X (Untested Package Cost + Final
                                        Test Cost).

     b)   Yield Variance in favor of    (1/"Actual Yield" - 1/Contract Yield) X
          National =                    "Pack-Out Qty"
                                        X Untested Package Cost.

Notes:

     "Actual Yield shall mean the cumulative of all the yields for the prime operations for each NSPN according to the respective Manufacturing Flow and with the yields FIXED for the workmanship related operations as shown below:

          Operation                                 Fixed Yield
          ---------                                 -----------

           Burn-In                                      100%
         Tape & Reel                                    100%
            FOI                                       99.65%
            Pack                                        100%

     "Pack-out Qty" shall mean the pack-out quantity for the prime (B-type processing) lots only excluding the reclaim (C-type processing) lots and engineering (R-type processing) lots. Untested Package Cost is the TC13x Assembly Cost in Contract Price Lists.

5. Assembler shall be responsible to ensure the correlation of Yield Variance Report quantities to Engineering Database Report and R563 LOTS Report quantities at all inventory points.
--------------------------------------------------------------------------------

     Assembler's Initial:  ________     National's Initial:  ________

                                  Attachment B
                       of Section Four of Second Schedule


                      Reclaim Procedure For E2PROM Products
                              (refer to Clause 8E)

1. The fallouts (reclaimable rejects) for the following listed devices shall be reclaimed:

       Technology                                 Device                             Operation                   Stored Bin
       ----------                                 ------                             ---------                   ----------
          C8100                                NM24C*EMB/EN                           Tritemp              Every bin Except Bin 6
                                              NM24C*LEM8/LEN                          Tritemp              Every bin Except Bin 6
                                               NM93C*EM8/EN                           Tritemp              Every bin Except Bin 6
                                                NM93C*TEM8                            Tritemp              Every bin Except Bin 6
                                              NM93C*AEM8/AEN                          Tritemp              Every bin Except Bin 6
                                            NM93C&LM8/LN/TLM8                         Tritemp              Every bin Except Bin 6
                                           NM93C*LEM8/LEN/TLBM8                       Tritemp              Every bin Except Bin 6
                                               NM93C*LM8/LN                             2HT1                        Bin 5
                                              NM93C*LEM8/LEN                            2HT1                        Bin 5
                                               NM25*OEM8/EN                             2HT1                        Bin 5
          C8160                        NM93C*LZEM8/LZEN/LZM8/TLZEM8                  1HT1/2HT1                  Bin 3 & Bin 5
                                      NM93C8*LZEM8/LZEN/LZM8/TLZEM8                  1HT1/2HT1                  Bin 3 & Bin 6
                                (the ?? = the numeric that refers to a
                                           specific device type)

2. The identified fallouts above mentioned shall be transferred to EB3299 inventory bucket and a report generated at each period end.

3. Assembler shall be responsible to batch the fallouts for transfer from EB3299 to FA6 (Function Area 6) of LOT8 System which is designated for Reclaim processings, or other mutually agreed locale, upon elimination of LOTS System.

4. Assembler shall calculate the Reclaim gain in favor of National on a periodic basis using below Formula or an alternative later agreed between the Assembler and National.

     Reclaim Gain in favor of National - "Reclaim Pack-out Qty" x Tested Package
          Cost - (Reclaim Pack-out Qty"/"Reclaim Cum Yld" X Final Test Cost)

5. NSEE will be responsible for minimum quantities of reclaimed mat'ls to be retested at 30K day average. This minimum quantities include the reprocess mat'ls which require black ink and remarked. The minimum number is changeable when both parties agree.

Notes:

     "Reclaim Pack-out Qty" shall mean the pack-out quantity of the reclaimed lots under C-type processing per Engineering Database Report. "Reclaim Cum Yield" shall mean the cumulative of all the yields for the operations the reclaimed lots have undergone. Tested Package Cost is the TC11x Finished Goods Cost in Contract Price List.

6. Assembler shall be responsible to ensure the correlation of Reclaim Reports quantities by NSPN to Engineering Database Report and R583 LOTS Reporting quantities at all inventory points.


     Assembler's Initial:  ________     National's Initial:  ________

                                  Attachment C
                        Reprocess Computation Methodology

$ Per Second Per Ku (100% Yield)

Package:  SOIC 08LD


------------------------------------------------------------------------------------------------------------------------------------
                                                         Test Time Dependent
------------------------------------------------------------------------------------------------------------------------------------
       HT               RT               CT              QC HT            QC RT            QC CT           TRI TEMP          MEM EX
     Q2/52             Q2/52            Q2/52            Q2/52            Q2/52            Q2/52           TRI TEMP          SBT1000
    AET505F           AET505F          AET505F          AET505F          AET505F
------------------------------------------------------------------------------------------------------------------------------------
     $6.13             $6.13            $7.87            $0.27            $0.27            $0.35             $0.61            $1.87
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Test Time Independent
------------------------------------------------------------------------------------------------------------------------------------
       Bake                Bake                Bake               Bake              Burn-In             Burn-In            Burn-In
    Blue m Ove          Blue m Ove          Blue m Ove         Blue m Ove             AMT                 AMT                AMT
      12 hrs              24 hrs              48 hrs             80 hrs              14000               14000              14000
                                                                                     6 hrs               12hrs              24 HRS
------------------------------------------------------------------------------------------------------------------------------------
      $1.30               $2.00               $3.40               $5.30              $24.00             $33.00              $52.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Test Time Independent
------------------------------------------------------------------------------------------------------------------------------------
 LAD          Re-Mark        M-FOI           A-FOI            Pack             TRN            Unpack           Black          Detape
               1465          Manual          MV851            Tube             ST60            Tube             INK
------------------------------------------------------------------------------------------------------------------------------------
$0.23         $11.01         $4.11           $9.89            $0.90           $9.50           $0.27            $8.71          $5.42
------------------------------------------------------------------------------------------------------------------------------------

NOTE:

     Tri-Temp is Consign
     Re-Process Test Price Base on Quantity into Reprocess

     Unpack Tube is unpack the packing box. No materials concerns.
     Black ink flow is xfer (tube-metal tube) - Clean-ink (gray)-Oven1 ink (black)-Oven2-xferout (metal tube-tube).


     Assembler's Initial:  ________     National's Initial:  ________

Attachment C

Reprocess Computation Methodology

$ Per Second Per Ku. (100% Yield)

Package: PDIP 08LD

Test Time Dependent

       HT              RT          CT            QCHT           QCRT           QCCT           TRI TEMP        MEMEX        OS Test
      Q2/S2           Q2/S2       Q2/S2          Q2/S2          Q2/S2          Q2/S2          TRI TEMP       SBT1000         MP2
     MCT36XX         MCT36XX      SYMTEX        MCT36XX        MCT36XX         SYMTEX          SYMTEX
      $4.35           $4.35       $5.61          $0.19          $0.19          $0.25            $0.61         $1.67         $0.84

Test Time Independent

   Bake           Bake         Bake          Bake           Bake          Bake         Burn-In      Burn-In      Burn-In    Burn-In
Blue m Oven    Blue m Oven  Blue m Oven   Blue m Oven   Blue m. Oven   Blue m Oven    AMT 14000    AMT 14000    AMT 14000  AMT 14000
   4 hrs          6 hrs       12 hrs        24 hrs         48 hrs        80 hrs        12 hrs       24 hrs        48hrs     80 hrs
   $1.70          $1.80        $2.40         $3.80          $6.60        $10.40        $21.00       $28.00       $45.00     $68.00

Test Time Independent

       LAD           Re-Mark      M-FOI          A-FOI          Pack          Unpack            Black
                   Dryer 7000S   Manual         ATS300          Tube           Tube              Ink
                                                328RDS
      $0.91          $12.00       $3.43          $5.86          $.240          $0.34           $13.91


NOTE:

Tri-Temp is Consign
Re-Process Test Price Base on Quantity into Reprocess

Unpack Tube is unpack the packing box. No material concerns.
Blank ink flow xfer (tube-metal rube) - Clean-ink (gray) - Oven1 ink (black) - Oven 2 -xferout (metal tube-tube)

FIRST SCHEDULE - Addendum NSEB -001

SECTION ONE:  DAY/MONTH/YEAR OF THIS AGREEMENT

25th day of November, 1996

SECTION TWO:  NAME AND DESCRIPTION OF THE ASSEMBLER

Company Name:       NS Electronics Bangkok 1193) Ltd.

Address:            40/10 Suknumvit Road
                    Soi Sukhumvit 105, Bangna
                    Prakanong, Bangkok  10260

Country:            Thailand

SECTION THREE: NATIONAL SEMICONDUCTOR INTERNATIONAL, INC. & AFFILIATES

Location Name:      National Semiconductor International, Inc.

Address:            2900 Semiconductor Drive
                    Santa Clara
                    California  95052
                    U.S.A.

SECTION FOUR:  TERM OF AGREEMENT

Effective Date:  November 25, 1996        Expiration Date: November 23, 1997

SECTION FIVE: MATERIALS/EQUIPMENT CONSIGNED BY NATIONAL

This addendum NSB-001 represents the additional business from National to NSEB on top of those of Memory Products listed in the main Contract and there is no material or equipment consigned by National to NSEB for this portion of additional business.

SECOND SCHEDULE - Addendum NSEB-001

SECTION ONE:  VOLUME FORECAST

Per Agreement between Assembler and National


SECTION TWO:  PRICES

As mutually agreed between Assembler and National, on behalf of the Analog and Logic Divisions of National Semiconductor.


SECTION THREE:  TERMS OF PAYMENT

Payment Term:

Net 30, payable in United States Dollars

                      SECOND SCHEDULE - Addendum NSEB - 001

--------------------------------------------------------------------------------
SECTION THREE:  TURNAROUND TIME
--------------------------------------------------------------------------------

Assembly & Final Test

     50% = 7.0 Days
     98% = 15.0 Days
--------------------------------------------------------------------------------
SECTION FOUR:  YIELDS
--------------------------------------------------------------------------------

Standard Yields

Assembly Cum Yield:                       Assembly CUM Yield is to be
--------------------------------------------------------------------------------
          PDIP 8LD                    99.30%          CDIP 24LD           98.00%
--------------------------------------------------------------------------------
          PDIP 18 LD                  98.00%          CDIP 28ld           98.00%
--------------------------------------------------------------------------------
          PDIP 28 LD                  98.00%          CDIP 32LD           98.00%
--------------------------------------------------------------------------------
          SOIC 8LD                    99.30%          CDIP 40LD           98.00%
--------------------------------------------------------------------------------
          SOIC 14LD                   99.30%          TSSOP 8LD           98.00%
--------------------------------------------------------------------------------
          PLCC 32LD                   99.00%          TSOP 32LD           98.00%
--------------------------------------------------------------------------------
          TQFP 48LD                   98.00%          NMDIP 32LD          98.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Test Yield:              Per Pricing Agreement attached

Final Test Yield:        Per Pricing Agreement attached

                             See Attachment A, B & C
--------------------------------------------------------------------------------
SECTION FIVE:  SHIPMENT SENT TO
--------------------------------------------------------------------------------

1)   Products:                          Analog
     Attention of:                      A.K. Yeap
     Company Name:                      National Semiconductor Sdn., Bhd,
     Address:                           Batu Berendam Free Trade Zone,
     Phone/Fax Contact Numbers:         75350 Malacca,
                                        Malaysia
     Phone/Fax Contact Numbers:
                                        Phone:  60-6-325644
                                        FAX     60-6-323698

2)   Products:                          C&C
     Attention of:                      J.F. Ong
     Company Name:                      National Semiconductor Manufacturer(S)
                                        Pte. Ltd.
     Address:                           c/o National Semiconductor
                                        Manufacturer(S) Pte. Ltd.
     Phone/Fax Contact Numbers:         11, Lorong 3, Toa Payob
                                        Singapore 1231

                                        Phone: 65-3509231
                                        FAX    65-2567290
--------------------------------------------------------------------------------

Assembler's Initial:  ________          National's Initial:  ________

                     SECTION SCHEDULE - Addendum NSEB - 001

SECTION FIVE:                           SHIPMENT SENT TO

3)   Products:                          DMD
     Attention of:                      H.A. Oon/Vicdy Song
     Company Name:                      National Semiconductor Sdn., Bhd
     Address:                           Bayan Lepas Free Trade Zone
                                        11900 Penang,
                                        Malaysia

     Phone/Fax Contact Numbers:
                                        Phone   60-4-837211
                                        FAX:    60-4-833894

4)   Products:                          Discrete
     Attention of:                      Connie Tangpuz/Troy Solon
     Company Name:                      National Semiconductor (HK)
                                        Distribution Ltd.
                                        (Phillipines Branch)
     Address:                           Mactan Export Processing Zone
                                        Lapu-lapu City, Cebu
                                        Phillippines

     Phone/Fax Contact Numbers:
                                        Phone:    63-32-400534
                                        FAX:      60-32-400557

SECTION SIX:  MANUFACTURING DATA

  As mutually agreed between Assembler and National and detailed in Clause 13.

                               An Addendum to NSEB
           In Pursuant to Section 21 of Assembly Subcontract Agreement

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day, month and year first above written.


SIGNED by the said Assemblor:           In the presence of:


/s/                                     /s/
   --------------------------              ---------------------------
Name:Dr. Thakol Nunthirapkorn           Name: Mr. Somkuan Uswachoke

Title: Chief Financial Officer          Title: Chief Executive Officer

Date: February 26, 1997                 Date: February 26, 1997


SIGNED by                               In the presence of:

National Semiconductor International, Inc.


/s/                                     /s/
   --------------------------              ---------------------------

Name:   John M. Clark III               Name: Patricia H. McCall

Title:  Secretary of NSIL               Title: Senior Corporate Counsel

Date:   February 26, 1997               Date: February 26, 1997